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                                  EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                              PURSUANT TO 18 U.S.C.
                  SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Fanjun Wu, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Sunwin International Neutraceuticals, Inc. on Form 10-KSB for the fiscal year ended April 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Sunwin International Neutraceuticals, Inc.

August 8, 2006
                                                 By: /s/ Fanjun Wu
                                                 Fanjun Wu, Chief Financial
                                                 Officer and principal
                                                 accounting officer

[A signed original of this written statement required by Section 906 has been provided to Sunwin International Neutraceuticals, Inc. and will be retained by Sunwin International Neutraceuticals, Inc. and furnished to the United States Securities and Exchange Commission or its staff upon request.]